Exhibit 10.36

SEAFIRST BANK
                                                   SECURITY AGREEMENT: INVENTORY
                                                       ACCOUNTS, CONTRACT RIGHTS
                                              CHATTEL PAPER, GENERAL INTANGIBLEE

THE UNDERSIGNED, DATA I/O CORPORATION, hereinafter, and whether one or more persons are parties' called "Debtor," hereby grants to Bank of America National Trust and Savings Association, doing business as SEAFIRST BANK, (), hereinafter called 'Secured Party"), its successors assigns, a security interest in the following described property, now owned or hereafter acquired by Debtor, (i) all inventory or stock in trade of Debtor including raw materials, work in progress, materials used or consumed in Debtor's business, finished goods, returned goods, goods traded-in and all increases and products thereof; (ii) all accounts receivable of Debtor and all rights to payment for goods or services provided or to be provided or performed or to be performed; (iii) all general intangibles of Debtor including all rights to payments which are not accounts, and (iv) all cash and non-cash proceeds of any of the foregoing, Including but not limited to instruments, chattel paper, title documents, deposits and funds. Any and all cash or other property including without limitation instruments, documents, policies and certificates of Insurance, securities and chattel paper (whether or not the same are security, as defined here) owned by Debtor or in which Debtor has an interest, which now or at any time hereafter or are in the possession or control of Secured Party or in the possession of any person acting for Secured Party , regardless of whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission, or otherwise, and whether Secured Party has conditionally released the same, shall at all times constitute additional security for payment of the obligations of the Debtor and may be applied to such obligations when due. Any deposits or any other money now or hereafter owed by Secured Party to Debtor at any of the branches/offices of Secured Party shall (as collateral in the possession of Secured Party) constitute additional security for obligations secured hereby and irrespective of the adequacy of security interests or collateral therefore otherwise held by Secured Party. Without limiting the generality of the foregoing, rights which Debtor now or hereafter may have against persons who guarantee payment or collection of any account, contract or item covered hereby shall be included as a general intangible hereunder, as shall present and future rights to rental income, tax refunds, causes of action and proceeds of judgment. All of the foregoing is the collateral or types of collateral may (but need not) be more particularly described [insert more specific description of major collateral items, if desired]:





 This Security Agreement and the security Interests hereby granted are to secure to Secured Party the full and punctual payment and performance. Debtor of all indebtedness and obligations of Debtor to Secured Party now existing or hereafter arising, direct or indirect, and interest thereon.

DEBTOR HEREBY REPRESENTS, COVENANTS AND AGREES WITH SECURED PARTY AS FOLLOWS:

1. Debtor's Status and Ownership. Debtor (if a natural person or persons) is of legal age, (if a corporation) is duly organized and existing under laws of the state of its incorporation; owns the collateral and it is free and clear of all security interests and encumbrances of every nature. Debtor will transfer or create or permit the existence of any lien or security interest other than that created hereby upon the collateral without the written consent of Secured Party, excepting only the sales of Debtor's inventory in the ordinary course of Debtor's business.

            Debtor will notify Secured Party prior to any change in ownership of business or principals responsible for its management or any change in name or of an assumed name.

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2. Performance, Valid Transactions. Debtor will fully and punctually perform all duties required of Debtor under or in connection with any contract delivery or performance which gives rise to accounts or general intangibles in which security interests are hereby granted, to the end that each thereof will be and remain valid and enforceable without set-off, defense or counterclaim in respect thereof. Debtor warrants that accounts and general intangibles hereby or in the future assigned hereunder, are and will arise in bona fide transaction in the ordinary course of business and without impediment to the enforcement and collection thereof.

3. Collateral Condition, Insurance. Debtor will take all needful and appropriate action to preserve all inventory and tangible collateral in good merchantable and saleable condition and will keep the same continuously insured by an insurer approved by Secured Party against fire, theft and, hazards designated at any time by Secured Party, in an amount equal to the full value thereof, with such form of loss payable clause as designated by and in favor of Secured Party. In event of loss, Secured Party shall have full power to collect any and all insurance upon such property and to apply the same at its option to any obligations secured hereby, whether or not matured, or to the restoration, reconditioning or replacement of collateral. Secured Party shall have no responsibility for any loss that may occur by reason of omission or lack of coverage of any such insurance.

4. Taxes. Debtor will pay before delinquency all taxes or other governmental charges that are or may become a lien or charge on the property and will pay any tax which may be levied on any obligations secured hereby.

5. Accounting, Inspection. Secured Party may, by Its designee, inspect the inventory and Debtor's books and records at any reasonable times and intervals, and for this purpose shall have access to Debtor's place of business and its records. Debtor shall also furnish such financial data and financial statements as Secured Party may require from time to time. Debtor will maintain full and accurate books of account covering all accounts and contract rights assigned hereby, will maintain the same in fireproof vault storage or adequately insured against loss, and will deliver to Secured Party such books as relate to the collateral hereunder if so requested by Secured Party after or in connection with termination of Debtor's authority to collect as herein provided. Debtor agrees to deliver to Secured Party on demand, or upon the termination of the Debtor's authority to collect by Secured Party, all of the pipers In Debtor's possession relating to the collateral covered by this Security Agreement which will facilitate collection or enforcement thereof by Secured Party, including but not limited to correspondence, invoices, shipping documents, and records, sales slips, orders and order acknowledgements, contracts and all other instruments relating thereto. Secured Party or Secured Party's authorized agent shall have the right to contact directly account debtors and payment obligors in order to verify the existence and value of the collateral. Whenever any of the collateral is stored in a warehouse, the warehouse receipts evidencing such storage shall be appropriately endorsed by Debtor and shall be immediately assigned by Debtor and delivered to Secured Party as security for the indebtedness secured hereby.

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6. Sales Collections, Collateral Account. Without prior written consent of
Secured Party, Debtor will not remove the inventory from the State of Washington except on shipments in sales giving rise to assigned accounts hereunder. Debtor may sell and dispose of inventory In the ordinary course of business so long as the terms and conditions of this Security Agreement are kept and performed by Debtor. Sales shall be for cash or upon credit or terms no exceeding ninety (90) days. Upon demand of Secured Party, all cash proceeds shall immediately be deposited in an account with Secured Party designated as "collateral account" over which Debtor shall have no control and which shall be hold as security for the indebtedness of Debtor, and all proceeds consisting of negotiable instruments and chattel paper shall immediately be endorsed and delivered to Secured Party with authority to collect the same. From time to time, Secured party, at its discretion, shall make application from the collateral account onto any indebtedness or obligation secured hereby whether matured or not. Debtor agrees not to see or collect any part of the intangible collateral save as provided in this Security Agreement or with prior consent of the Secured Party. Upon notification by Secured Party to Debtor to cease collecting on the collateral assigned hereby, Secured Party will proceed to collect said collateral in a commercially reasonable manner and may deduct from the proceeds its reasonable expenses of collection, being further authorized to receive in full satisfaction of the account obligor's obligation a sum less than the face amount thereof. Debtor agrees to hold Secured Party harmless from all claims for loss or damage caused by any failure to collect any account or to enforce any contract or by any acts or omissions on the part of the Secured Party, its agents and employees, except willful misconduct.

7. Expenses. Secured Party is not required to, but may at its option, pay any tax or other charge or expense payable by the Debtor and any filing or recording fees and any amounts so paid shall be repayable by Debtor upon demand. Debtor will also repay upon demand all of Secured Party's expenses incurred in collecting, insuring, conserving or protecting the collateral or in any inventories, audits, inspections or other examination by Secured Party in respect of the collateral. All such sums shall bear interest at the lesser of 2% per month or the maximum rate permitted by law from the date of payment by the Secured Party until repaid by the Debtor and such sums and interest thereon shall be secured hereby. The rights granted by this paragraph are not a waiver of any other rights of Secured Party arising from breach of any of Debtor's covenants.

8. Debtor's Business. Debtor's business is an will be conducted in accordance with law. Indebtedness and obligations secured hereby are and will be solely for business and commercial.

9. Waivers. This Security Agreement shall not be qualified or supplemented by course of dealing. No waiver or modification by Secured Party of any of the terms or conditions hereof shall be effective unless In writing signed by Secured Party. No waiver or indulgence by Secured Party as to any required performance by Debtor shall constitute a waiver as to any subsequent required performance or other obligations of the Debtor hereunder.

10. Notice to Obligors/Appointment as Agent. Debtor authorized Secured
Party to notify account obligors and to effect direct collection of accounts and irrespective of whether there be an event of default hereunder. The undersigned Debtor does hereby designate and appoint Secured Party, its successors and assigns, its true and lawful attorney or attorneys, with power irrevocable, for it and in its name, place and stead to ask, demand, receive receipt and give acquittance for any and all amounts which may be or become due or payable to Debtor pursuant to the Collateral or any amendments or supplements thereto, to endorse on its behalf any check, draft, order receipt, documents or instrument and in it discretion to file any claim or take any action or proceeding, or either in its own name or in the name of the undersigned, or otherwise, which to the Secured Party or any successor or assignee may seem necessary or desirable in order to collect or enforce payment of any and all amounts which may become due or owing pursuant to said Collateral, or any amendment or supplement thereto. The acceptance of this appointment by Secured Party shall not obligate it to perform any duty, covenant or obligation required to be performed by Debtor under or by virtue of said Collateral or any amendments or supplements thereto. Secured Party, its successors and assigns may also execute or endorse, on behalf of Debtor, any financing statements or other instruments, which in the opinion of Secured Party, its successors or assigns, may be desirable to collect, perfect, or protect its position in the above Collateral.

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11. Default. Time is of the essence in this Security Agreement, and in any of the following events, hereinafter called "Events of Default" to-wit: (a) Any failure to pay when due the full amount of any payment of principal, interest, taxes insurance premiums or other charges which are or may be secured hereby; or
(b) Any failure to perform as required by any covenant or agreement herein; or
(c) Falsity of any representation by Debtor herein or in any credit application or financial statement given by Debtor to Secured Party as a basis for any extension of credit secured hereby; or (d) If the collateral or any material part thereof should be seized or levied upon or the subject of attachment under any legal or governmental process against Debtor or against the collateral; or
(e) If Debtor becomes insolvent or is the subject of a petition in bankruptcy, either voluntary or involuntary, or in any other proceeding under federal bankruptcy laws; or makes an assignment for the benefit of creditors; or if the Debtor is named in or collateral is subjected to a suit for the appo8intment of a receiver; or (f) The accounts assigned hereunder or proceeds thereof for any reason whatsoever, become uncollectable in material part or in their entirety; or (g) Entry of any judgment against Debtor; or (h) Dissolution or liquidation of Debtor; or (i) The Secured Party deems itself insecure. On the occurrence of any such events of default, the entire amount of indebtedness secured hereby and interest thereon shall then or at any time thereafter, at the option of the Secured Party, become immediately due and payable without notice or demand or period of grace, and the Secured Party shall have an immediate right to pursue the remedies provided herein or at law.

12. Remedies. On the occurrence of an event of default hereunder and the election of Secured Party to pursue its remedies hereunder, Secured Party shall have all remedies provided by law, and without limiting the generality of the foregoing, shall be entitled as follows: (a) Debtor agrees to put Secured Party in possession of the collateral upon demand; and (b) Secured Party is authorized to enter any premises where the collateral or records thereof is situated and to take possession of said collateral and records without notice or demand and without legal proceedings; and (c) At the request of Secured Party, Debtor will assemble the collateral and records thereof and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to both parties; and Secured Party may make notification as provided by this Security Agreement and pursue collection, or, at Secured Party's option, sell all or part of the collateral and make application of all proceeds or sums due on accounts as provided for in this Security Agreement; and (d) Debtor agrees to pay, if this Security Agreement or any obligation secured by it is referred to an attorney for collection or realization, a reasonable attorney's fee (including those incurred in either trial court of appellate court or without suite), expenses of title search, all court costs and all other legal expenses, and sums so obligated are secured thereby; and (e) Debtor agrees that a period of fifteen (15) days from the time the notice is sent shall be a reasonable period of notification of a sale or other disposition of collateral by or for Secured Party. Any notice or other communication from the Secured Party to the Debtor under or pursuant to this Security Agreement or required by any statute shall be addressed to the mailing address of the Debtor as herein stated; and
(f) Debtor agrees that, at the option of Secured Party, Secured Party shall be entitled to apply for and obtain the appointment of a receiver of Debtor's business, properties and interest, or any thereof, the proceeds of such receivership after the expenses thereof to be applied to the indebtedness and obligations secured hereby; and (g) Debtor agrees to pay an deficiency remaining after collection of or realization by the Secured Party on the collateral.

13. Controlling Law, Assignments. This Security Agreement and the indebtedness and obligations hereby secured are subject to the laws of the State of Washington and are to be construed in accordance therewith. All rights of Secured Party hereunder extend to the successors and assigns of Secured Party and to the holder of any note evidencing indebtedness hereby secured. Obligations of Debtor hereunder extend to and are binding upon Debtor's heirs, representatives, successors and assigns.

14. Location of Debtor; Collateral; Records. The address appearing next to Debtor's signature below is the address of Debtor's chief executive office or, if Debtor has no place of business, Debtor's residence. If the collateral is not located at the Debtor's address appearing below, it will be located: NO OTHER ADDRESSES ARE APPLICABLE

If Debtor does not keep his records concerning the collateral at the address appearing below, those records will be located at:

NO OTHER ADDRESSES ARE APPLICABLE

Debtor will give Secured Party prior written notice of any change in either Debtor's chief executive office, or if Debtor has no place of business, Debtor's residence and any change in location of inventory or records.
15.         Special Terms and Conditions.

            When executed by more than one party, the Obligations hereunder shall be several as well as joint.

Signed:     December 31, 1998                      DATA I/O CORPORATION



105 WILLOWS ROAD, NE G-46     Redmond             //S//JOEL S. HATLEN
-------------------------------------------   ----------------------------------
Street                        City                     Joel S. Hatlen

KING                          WA     98052             Vice President/CFO
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County                        State  Zip               (Signature of Debtor)



NOTE: UCC-1 Filing Form attachment omitted from exhibit 10.36.




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